EXHIBIT 10.1

AMENDMENT NO. 3 TO ASSET-BASED REVOLVING CREDIT AGREEMENT AND AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT
THIS AMENDMENT NO. 3 TO ASSET BASED REVOLVING CREDIT AGREEMENT AND AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT is entered into as of May 15, 2017 (this “Amendment”) by and among Warrior Met Coal, Inc., a Delaware corporation (f/k/a Warrior Met Coal, LLC, a Delaware limited liability company) (“Holdings”), certain of its subsidiaries identified therein as borrowers (together with Holdings, each a “Borrower” and collectively, the “Borrowers”), each lender from time to time party to the Credit Agreement (the “Lenders”) and Citibank, N.A., as administrative agent and collateral agent (in such capacities, including any successor thereto, the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, Holdings, certain of its subsidiaries, the Lenders and the Administrative Agent are parties to that certain Asset-Based Revolving Credit Agreement, dated as of April 1, 2016 (as amended by (i) that certain Amendment No. 1 to Asset-Based Revolving Credit Agreement, dated as of January 23, 2017, (ii) that certain Amendment No. 2 to Asset-Based Revolving Credit Agreement, dated as of March 24, 2017, and (iii) as further amended, restated, supplemented, and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, Holdings, certain of its subsidiaries, the Lenders and the Administrative Agent are parties to that certain Pledge and Security Agreement, dated as of April 1, 2016 (as amended, restated, supplemented, and/or otherwise modified from time to time prior to the date hereof, the “Security Agreement” and as amended by this Amendment, the “Amended Security Agreement”); capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Amended Credit Agreement or the Amended Security Agreement, as applicable;
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement and the Security Agreement as provided herein;
WHEREAS, pursuant to such request, the Administrative Agent and the undersigned Lenders, constituting the Required Lenders, are willing to amend the terms of the Credit Agreement and the Security Agreement, in each case, subject to the terms and conditions hereof;
NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment, the Amended Credit Agreement and the Amended Security Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1. Amendments.
(a)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (v) of the definition of “ABL Priority Collateral” in its entirety as follows:
“(v)    all cash, Money and Cash Equivalents (other than (1) identifiable Proceeds of any Non-ABL Priority Collateral and (2) cash solely for so long as it is pledged to third parties to the extent permitted under Sections 7.01(f), (g) or (s));”
(b)    Section 7.01 of the Credit Agreement is hereby amended by (1) deleting “and” immediately after clause (r) thereof, (2) re-ordering clause (s) thereof as a new clause (t), and (3) adding the following as a new clause (s):
“(s)     Liens on cash securing Indebtedness to the extent permitted by Section 7.02(f); and”.

(c)    Section 7.06 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything in this Agreement to the contrary, the foregoing provisions of this Section 7.06 will not prohibit the payment of any Restricted Payment within 60 days after the date of declaration thereof if at the date of declaration such payment would have complied with the provisions of this Agreement if made on such date of declaration.”
(d)    Section 2.01(b) of the Security Agreement is hereby amended by (1) deleting “and” immediately after clause (x) thereof, (2) re-ordering clause (xi) thereof as a new clause (xii), and (3) adding the following as a new clause (xi):
“(xi)    any cash solely for so long as it is pledged to third parties to the extent permitted by Sections 7.01 (f), (g) and (s) of the Credit Agreement; and”.
SECTION 2        Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders, as of the Third Amendment Effective Date, that:
(a)    No Default. Immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
(b)    Representations and Warranties True and Correct. Immediately after giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects (or, with respect to any representation or warranty that is itself modified or qualified by materiality or a “Material Adverse Effect” standard, such representation or warranty shall be true and correct in all respects) with the same effect as if made on the Third Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, with respect to any representation or warranty that is itself modified or qualified by materiality or a “Material Adverse Effect” standard, such representation or warranty shall be true and correct in all respects) as of such earlier date.
SECTION 3    .    Effectiveness. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) on which the Administrative Agent shall have received:
(a)    a signed counterpart of this Amendment from each Loan Party and each Lender;
(b)    no Default or Event of Default shall have occurred and be continuing, or would result from, the consummation of the transactions contemplated by this Amendment (including any Credit Extension to be made on the Third Amendment Effective Date and the application of the proceeds thereof);
(c)    the representations and warranties of each Loan Party and its Subsidiaries contained in this Amendment and each other Loan Document, shall be true and correct in all material respects (or, if such representation or warranty is subject to a materiality or Material Adverse Effect qualification, in all respects) on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, if such representation or warranty is subject to a materiality or Material Adverse Effect qualification, in all respects) as of such earlier date; and
(d)    a certificate signed by a Responsible Officer of Holdings certifying that the conditions set forth in Sections 3(b) and 3(c) have been satisfied as of such date
SECTION 4    . Reaffirmation and Consent.
(a)    Each Loan Party hereby consents to the execution, delivery and performance of this Amendment and agrees that each reference to the Credit Agreement or to the Security Agreement in the Loan Documents shall, on and after the Third Amendment Effective Date, be deemed to be a reference to the Amended Credit Agreement or the Amended Security Agreement, respectively.
(b)    Each Guarantor party hereto hereby consents to the terms and conditions of this Amendment, the Amended Credit Agreement and the Amended Security Agreement.
(c)    Each Borrower and each Guarantor hereby acknowledges and agrees that (i) all of its respective obligations and liabilities under the Credit Agreement and the Security Agreement, as applicable, are reaffirmed, and remain in full force and effect, and (ii) after giving effect to this Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Amendment, are reaffirmed, and remain in full force and effect.
(d)    Each Loan Party hereby irrevocably and unconditionally ratifies and reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Amended Credit Agreement, and shall continue to secure the Obligations, in each case, on and subject to the terms and conditions set forth in the Amended Credit Agreement, the Amended Security Agreement and the other Loan Documents.
(e)    Nothing in this Section 4 shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.
SECTION 5     Costs and Expense. Each Borrower hereby reconfirms its obligations pursuant to Section 11.04(a) of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.
SECTION 6     No Waiver; Continuing Effect. This Amendment shall be effective only in this specific instance for the specific purpose set forth herein. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein shall continue to secure the payment of all Obligations of the Loan Parties, as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Credit Agreement or any other Loan Document and the Administrative Agent and the Lenders expressly reserve all of their rights and remedies under the Credit Agreement and the other Loan Documents, under applicable law or otherwise. This Amendment shall constitute a Loan Document.
SECTION 7    . Governing Law; etc. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions in Sections 11.14(b), 11.14(c) and 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
SECTION 8    . Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 9    . Headings. Section headings in this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 10    . Binding Effect; Illegality. This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent and the Lenders and their respective successors and assigns in accordance with the terms of the Amended Credit Agreement. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.
SECTION 11    . No Novation. Neither this Amendment nor the Amended Credit Agreement shall constitute a novation of the Credit Agreement or any of the Obligations thereunder.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS AND GUARANTORS:

WARRIOR MET COAL, INC.
WARRIOR MET COAL GAS, LLC
WARRIOR MET COAL MINING, LLC
WARRIOR MET COAL TRI, LLC
WARRIOR MET COAL BCE, LLC
WARRIOR MET COAL LAND, LLC
WARRIOR MET COAL WV, LLC
WARRIOR MET COAL LA, LLC,

By: /s/ Dale W. Boyles
Name: Dale W. Boyles
Title:    Chief Financial Officer

WARRIOR MET COAL INTERMEDIATE HOLDCO, LLC
By: Warrior Met Coal, Inc., its sole member and manager

By: /s/ Dale W. Boyles
Name: Dale W. Boyles
Title:    Chief Financial Officer

[Signature Page to Amendment No. 3 to ABL Credit Agreement]

CITIBANK, N.A.,
as Administrative Agent, a Lender,
L/C Issuer and Swingline Lender

By: /s/ Allister Chan
    Name: Allister Chan
    Title: Vice President

[Signature Page to Amendment No. 3 to ABL Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender and L/C Issuer

By: /s/ Robert Hetu
    Name: Robert Hetu
    Title: Authorized Signatory

By: /s/ Lingzi Huang
    Name: Lingzi Huang
    Title: Authorized Signatory

[Signature Page to Amendment No. 3 to ABL Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By: /s/ Dmitriy Barskiy
    Name: Dmitriy Barskiy
    Title: Vice President

[Signature Page to Amendment No. 3 to ABL Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender

By: /s/ John Bruzzese
    Name: John Bruzzese
    Title: Attorney in Fact

[Signature Page to Amendment No. 3 to ABL Credit Agreement]

BMO HARRIS BANK, N.A.,
as a Lender

By: /s/ Sarah Yates
    Name: Sarah Yates
    Title: Vice President

[Signature Page to Amendment No. 3 to ABL Credit Agreement]